UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2004

NAVISITE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27597	52-2137343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Minuteman Road
Andover, Massachusetts	01810
(Address of principal executive offices)	(Zip code)

(Registrant’s telephone number, including area code): (978) 682-8300

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     NaviSite, Inc. (“NaviSite”) hereby provides the following disclosure pursuant to the rules and regulations of the Nasdaq Stock Market, Inc. (“Nasdaq”):

     NaviSite is a “controlled company” as defined in Nasdaq rules because more than 50% of our voting stock is held by Atlantic Investors, LLC. Therefore, we are not subject to certain Nasdaq rules, including those rules that would otherwise require us to have (i) a majority of independent directors on the Board of Directors; (ii) a nominating committee composed solely of independent directors; and (iii) director nominees selected, or recommended for the Board’s selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2004	NAVISITE, INC.
/s/ John J. Gavin, Jr.
John J. Gavin, Jr.
Chief Financial Officer